New England Fund Trust II
New England Massachusetts Tax Free Income Fund, New England Intermediate Term Tax Free Fund of California and New England Intermediate Term Tax Free Fund of New York

Supplement dated January 5, 1996 to the Prospectuses dated May 1, 1995 of New England Massachusetts Tax Free Income Fund, New England Intermediate Term Tax Free Fund of California and New England Intermediate Tax Free Fund of New York, each as previously supplemented by the other Supplements attached hereto

Effective January 2, 1996, the investment adviser of New England
Massachusetts Tax Free Income Fund, New England Intermediate Term Tax Free Fund of California and New England Intermediate Term Tax Free Fund of New York is New England Funds Management, L.P. ("NEFM"), and Back Bay Advisors, L.P. ("Back Bay Advisors") serves as subadviser to each Fund.

The advisory fee rates payable by New England Massachusetts Tax Free Income Fund to NEFM under the new advisory arrangements described is unchanged from the advisory fee rates previously in effect. The fee rates are as follows for New England Intermediate Term Tax Free Fund of California and New England Intermediate Term Tax Free Fund of New York:


           Fund         Annual Fee Rates     Average Net Asset
                                             Levels
    New England              0.525%       of the first $200
    Intermediate                          million
    Term Tax Free            0.500%       of the next $300
    Fund of                               million
    California               0.475%       of amounts in excess
                                          of $500 million

    New England              0.525%       of the first $200
    Intermediate                          million
    Term Tax Free            0.500%       of the next $300
    Fund of New York                      million
                             0.475%       of amounts in excess
                                          of $500 million

These two Funds are no longer subject to the administrative services fees referred to in their Prospectuses. The "Annual operating expenses" tables relating to the two Funds are restated as follows, based on the new fee arrangements, assuming they had been in effect during the year ended December 31, 1994:


                          New England         New England
                       Intermediate Term   Intermediate Term
    Expense Type       Tax Free Fund of     Tax Free Fund of
                          California            New York
                       Class A  Class B    Class A   Class B
Advisory Fees          0.00%*   0.00%*     0.00%**   0.00%**
12b-1 Fees             0.25%    1.00%      0.25%     1.00%
Administrative         None     None       None      None
Services Fees
Other Expenses         0.45%*   0.45%*     0.45%**   0.45%**
Total Fund Operating
Expenses               0.70*    1.45%*     0.70%**   1.45%**

* After voluntary fee waiver and expense reduction by NEFM and/or the Distributor. Without the voluntary limitations, Advisory Fees and Other Expenses would be 0.53% and 0.65%, respectively, for both Classes, and Total Fund Operating Expenses would be 1.43% for Class A shares and 2.18% for Class B shares. These voluntary limitations can be terminated by NEFM or the Distributor any time.
** After voluntary fee waiver and expense reduction by NEFM and/or the Distributor. Without the voluntary limitations, Advisory Fees and Other Expenses would be 0.53% and 1.20%, respectively, for both Classes, and Total Fund Operating Expenses would be 1.98% for Class A shares and 2.73% for Class B shares. These voluntary limitations can be terminated by NEFM or the Distributor at any time.

  Also effective January 2, 1996, New England Massachusetts Tax Free Income Fund will be bearing the cost of certain accounting and legal services that were formerly borne by its advisers. To reflect this change, the "Other Expenses" and "Total Fund Operating Expenses" (without giving effect to the voluntary fee waivers and expense reductions for the Fund that are described in its Prospectus) in the "Annual operating expenses" table for the Fund in its Prospectus are increased by 0.03%, based on the assumption that the change went into effect on January 1, 1994. Similar changes for the New England Intermediate Term Tax Free Funds are reflected in the tables above.

The following item supplements the Prospectuses of New England
Massachusetts Tax Free Income Fund and the Intermediate Term Tax Free
Funds:

   The following paragraph is deleted from the section of the Prospectus captioned "Buying Fund Shares - Reduced Sales Charges (Class A Shares
   Only)":

      Shares of the Fund(s) may be purchased at net asset value with no sales charge or CDSC by advisory accounts through investment advisers that are registered under the Investment Advisers Act of 1940 and affiliated with broker-dealers.

   The above paragraph is replaced by the following paragraphs:

      Shares of the Fund(s) may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent.

      Shares of the Fund(s) also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may receive compensation, in an amount of up to 0.35% annually of the average value of the Fund shares held by their customers. This compensation may be paid by NEFM and/or a Fund's subadviser out of their own assets, or may be paid indirectly by the Fund(s) in the form of servicing, distribution or transfer agent fees.


   The following paragraph is added to the section of the Prospectus captioned "Fund Details -- Additional Facts About the Fund(s)":

      Summit Cash Reserves Fund (the "Cash Fund"), a series of Financial Institutions Series Trust, is related to the Fund(s) for purposes of investment and investor services. Shares of all classes of the Fund(s) may be exchanged for shares of the Cash Fund at net asset value. If shares of the Fund(s) that are exchanged for shares of the Cash Fund are subject to a CDSC, the holding period for purposes of determining the expiration of the CDSC will stop and resume only when an exchange is made back into shares of the Fund(s). If Fund shares subject to a CDSC are exchanged for Cash Fund shares and the Cash Fund shares are later redeemed rather than being exchanged back into shares of any of the Funds, then a CDSC will apply at the same rate as if the Fund shares were redeemed at the time of the exchange.

The following item supplements the Prospectuses of New England
Massachusetts Tax Free Income Fund and New England Intermediate Term Tax Free Fund of California and New England Intermediate Term Tax Free Fund of New York:

   Effective January 2, 1996, there is no longer a $5.00 fee to establish the checkwriting service for your account.

The following items supplement the Prospectus of New England Massachusetts Tax Free Income Fund:

   The section of the Prospectus captioned "How the Fund Pursues Its Investment Objective" is modified as follows:

      The Fund's fundamental policies that (1) at least 90% of the Fund's income distributions will be exempt from federal income tax and Massachusetts personal income taxes, except during times of adverse market conditions when the Fund is investing for temporary defensive purposes, and (2) that distributions from interest income on "private activity bonds" (the income from which is an item of tax preference for purposes of the federal alternative minimum tax for individuals) together with distributions of interest income from investments other than Massachusetts Tax Exempt Bonds, will not normally exceed 10% of the total amount of the Fund's income distributions, are deleted.

      It is now a fundamental policy of the Fund that the Fund will normally invest at least 80% of the value of its net assets in debt obligations the interest from which is, in the opinion of bond counsel at the time of issuance, exempt from regular federal income tax and Massachusetts personal income taxes and is not subject to the federal alternative minimum tax for individuals (the "AMT"). It is the Fund's intention, however, that, under normal market conditions,
      (1) at least 90% of the Fund's net assets will be invested in debt obligations the interest from which will be exempt from federal income tax (other than the AMT) and Massachusetts personal income taxes and (2) no more than 20% of the Fund's net assets will be invested in debt obligations the interest from which is subject to the AMT.

      The Fund may purchase and sell financial futures contracts and options for hedging purposes. Futures contracts on a Municipal Bond Index are traded on the Chicago Board of Trade. This index is intended to represent a numerical measure of market performance for long-term tax-exempt bonds. An "index future" is a contract to buy or sell units of a particular securities index at an agreed price on a specified future date. Depending on the change in the value of the index between the time when the Fund enters into and terminates an index future, the Fund will realize a gain or loss. The Fund may purchase and sell futures contracts on this Index (or any other tax-exempt bond index approved for trading by the Commodity Futures Trading Commission) to hedge against general changes in market values of Massachusetts Tax Exempt Bonds which the Fund owns or expects to purchase. The Fund may also purchase and sell put and call options on index futures, or on an index directly, in addition to or as an alternative to purchasing and selling financial futures contracts.

      The Fund may also, for hedging purposes, purchase and sell futures contracts and options with respect to U.S. Treasury securities, including U.S. Treasury bills, notes and bonds. Treasury security futures and related options would be used in a way similar to the Fund's use of index futures and related options. The Fund will purchase or sell Treasury security futures or related options only when, in the opinion of Back Bay Advisors, price movements in Treasury security futures and related options are likely to correlate closely with price movements in the Massachusetts Tax Exempt Bonds which are the subject of the hedge.

      The use of futures and options may result in taxable income or capital gains and involves certain special risks. Futures and options transactions involve costs and may result in losses. The successful use of futures and options will usually depend on whether Back Bay Advisors forecasts interest rate movements correctly, which cannot be assured. The Fund's ability to hedge its portfolio positions through Treasury security futures and options also depends on the degree of correlation between the municipal bond index or U.S. Treasury security underlying the futures or options purchased and sold by the Fund and the Massachusetts Tax Exempt Bonds that are the subject of the hedge. The successful use of futures and options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at a particular time.
      Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the Fund's ability to engage in futures and options transactions.

      The Fund will not purchase or sell futures contracts or related options if, as a result, the sum of initial margin deposits on the Fund's existing futures contracts and options plus premiums paid for outstanding options on futures contracts would exceed 5% of the Fund's net assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

      A more detailed explanation of futures and options transactions and the risks associated with them is included in Part II of the Statement.

Supplement dated October 26, 1995 to the Prospectuses dated May 1, 1995 of New England Massachusetts Tax Free Income Fund, New England Intermediate Term Tax Free Fund of California and New England Intermediate Term Tax Free
                             Fund of New York

The following paragraphs are added to the section of the Prospectuses captioned "Buying Fund Shares" for each of the Funds:

   Investment checks should be made payable to New England Funds.

   New England Funds will accept second-party checks (up to $10,000) for investments into existing accounts only. (A second-party check is a check made payable to a New England Funds shareholder which the shareholder has endorsed to New England Funds for deposit into an account registered to the shareholder.)

   New England Funds will NOT accept third-party checks, except certain third-party checks issued by other mutual fund companies, broker dealers or banks representing the transfer of retirement assets. (A third-party check is a check made payable to a party which is not a New England Funds shareholder, but which has been ultimately endorsed to New England Funds for deposit into an account.)